Fidelity®

Four-in-One Index

Fund

Semiannual Report

August 31, 2001

(fidelity_logo)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Bleak economic news during the summer led to nearly across-the-board weakness in stock prices, which pulled several major equity indexes near or below their April 2001 lows. Through August 31, nearly every major sector of the market - from technology to financial services - had a negative year-to-date return. Fixed-income investments provided a cushion from the equity fallout, with most bond categories returning 6% to 9% so far this year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Life of fund
Fidelity Four-in-One Index	-6.34%	-20.69%	-8.28%
Fidelity Four-in-One Composite	-6.26%	-20.62%	-7.61%
S&P 500®	-7.97%	-24.39%	-13.88%
Wilshire 4500 Completion	-5.89%	-32.24%	-9.09%
MSCI® EAFE®	-11.45%	-24.15%	-14.38%
LB Aggregate Bond	4.51%	12.35%	21.01%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on June 29, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Fidelity® Four-in-One Composite Index, a hypothetical combination of unmanaged indices combining the total returns of the Standard & Poor's 500 SM  (S&P 500®) Index, Wilshire 4500 Completion Index, Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East Index (MSCI® EAFE®), and Lehman Brothers® Aggregate Bond Index using a weighting of approximately 55%, 15%, 15%, and 15%, respectively. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Life of fund
Fidelity Four-in-One Index	-20.69%	-3.89%
Fidelity Four-in-One Composite	-20.62%	-3.57%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Four-in-One Index Fund on June 29, 1999, when the fund started. As the chart shows, by August 31, 2001, the value of the investment would be $9,172 - an 8.28% decrease on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Fidelity Four-in-One Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would be $8,612 - a 13.88% decrease. You can also look at how the Fidelity Four-in-One Composite Index did over the same period. The composite index combines the total returns of the S&P 500 Index, the Wilshire 4500 Completion Index, the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Lehman Brothers Aggregate Bond Index, according to the fund's target asset allocation, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would be $9,239 - a 7.61% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Semiannual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Jennifer Farrelly, Portfolio Manager of Fidelity Four-in-One Index Fund

Q. How did the fund perform, Jennifer?

A. For the six-month period that ended August 31, 2001, the fund returned -6.34%. That performance closely tracked the Fidelity Four-in-One Composite Index, which returned -6.26% during the same time frame. For the 12-month period that ended August 31, 2001, the fund returned -20.69%, while the Composite index returned -20.62%.

Q. How would you characterize the market environment for U.S. stocks during the past six months?

A. It was challenging. Few areas of the market were immune to the economic weakness that took a toll on corporate profits during the past six months. A variety of factors combined to reduce revenue growth, including sluggish demand for products, reduced capital spending and a lack of funding from the capital markets. The threat of recession - typically defined as at least two consecutive quarters of a decline in gross domestic product (GDP) - initially was mitigated by strong consumer spending, a significant component of GDP. But as the period wore on, consumer confidence trended lower, and GDP rose at just a 0.2% annual rate for the second quarter of 2001 - the slowest pace in more than eight years. As a result of these factors, the equity markets continued to decline. A steady flow of corporate earnings disappointments caused investors to take profits in many areas of the equity market, including those that are typically seen as defensive, such as health care and utilities. The federal government sought to re-energize the slowing U.S. economy through a number of measures. The Federal Reserve Board lowered key interest rates on five occasions, hoping to ease the terms by which corporate America could borrow funds to expand. For its part, the Bush administration's tax rebate program was implemented, putting billions of dollars into taxpayers' hands in an effort to fuel additional spending and boost the economy. Through the end of the period, however, it was too soon to measure the effect of these two efforts. Historically, it takes roughly six-to-12 months before lower interest rates can show a positive impact on economic growth. The federal tax rebates, which continued through September, still had not reached the entire taxpayer base by period end. In time, though, these stimuli should foster a turnaround in the economy. Furthermore, mortgage rates reached their lowest levels in more than a decade, allowing consumers to refinance their homes with lower monthly mortgage costs and more disposable income.

Q. Which areas of the Standard & Poor's 500 Index performed best? Which disappointed?

A. While the S&P 500 was down 7.97% during the period, the surprising resilience of consumer spending allowed corporate earnings in the consumer sectors to hold up better than most other areas of the market. Home-improvement retailers Home Depot and Lowe's exceeded Wall Street's earnings expectations in the second quarter of 2001 on strong sales and steady demand in the housing market. Investors rewarded Procter & Gamble for beating its fiscal fourth-quarter earnings target and for its various restructuring efforts. Banking stocks also held up relatively well. Strong growth in its fee-based businesses helped Bank of America post sharply higher-than-expected second-quarter earnings. Investors also rewarded the company for shedding its subprime-lending and auto-lending businesses. Turning to disappointments, investors continued to shy away from information technology and telecommunication services stocks, given the weakening fundamentals in each sector. Technology hardware and equipment companies were among the biggest detractors, as firms such as Cisco Systems, Oracle and EMC faced a sharp decline in demand for their networking and storage products. In the wireless industry, communications equipment manufacturers such as Comverse Technology, which makes software used by telecom companies to provide wireless data and messaging services, experienced sharply lower earnings and its stock plummeted. Elsewhere, investors punished diversified telephone service provider Qwest Communications for escalating accounts receivables and long-distance carrier WorldCom for rising debt. Drug stocks also disappointed - a surprise given that they frequently perform well as defensive investments. Most notably, Merck issued a second-quarter profit warning in June because its margins declined more than expected in the face of generic drug competition.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What factors influenced the poor performance of the Wilshire 4500 Completion Index, which dropped 5.89% during the period?

A. By and large, the factors affecting large-cap stocks had the same impact on smaller issues. For the most part, the same sectors performed similarly as well. Investors were attracted to consumer staples stocks, which together rose more than 16%. Due to strong earnings growth, UnionBanCal and John Hancock Financial led the index's collective financials to an 8.10% return for the six-month period. Elsewhere, weakness in the tech and telecom sectors, which together make up about one-fourth of the assets in the Wilshire 4500, caused the bulk of the index's poor absolute performance. Smaller networking stocks, whose profits are tied to ongoing capital expenditure by corporate America , were among the stocks hurt most by reduced capital spending. Specifically, Juniper Networks, Ciena and Bea Systems headed up the list of the index's biggest detractors. However, a few companies that had products with strategic market advantages, such as graphics processor maker NVIDIA, reported sharp increases in revenues and profits. Strong demand for its online auction house helped eBay report better-than-expected second-quarter earnings. In other sectors, Gilead Sciences performed well after the company received new positive clinical data on two new drugs for HIV and hepatitis B. Strong sales for its dialysis treatment helped boost the earnings for Genzyme, another top performer.

Q. Was the equity situation any brighter in the international markets?

A. In fact, it was worse. The Morgan Stanley Capital International EAFE Index - which measures stock performance in Europe, Australasia and the Far East - finished the period down 11.45%. As the period progressed, a number of emerging factors caused European economic growth to slow faster than expected. Because more companies have emphasized a global approach, many signs of economic weakness overseas were similar to those in the U.S.: broad erosion of corporate earnings, a reduction in economic output and overcapacity in several sectors. With respect to individual countries, German GDP growth stalled in the second quarter, remaining unchanged from the previous quarter. In France, job growth slowed to its lowest rate in more than two years, while U.K. GDP growth rose a modest 0.3% from the previous quarter. Similar trends hurt the equity market in Japan, where the country's second-quarter GDP shrank by 0.8% - its biggest drop since 1999. Several large-cap Japanese technology companies, such as Kyocera, Toshiba and Hitachi, downgraded their earnings expectations. Not helping matters, the euro and yen continued to fall against the dollar for much of the period, which put further pressure on international stocks and funds such as Fidelity Four-in-One Index Fund, which do not hedge their currency exposure.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How did the U.S. bond market hold up under the slowing economic conditions?

A. Quite well. Falling interest rates helped provide a nice boost to nearly all types of bonds. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 4.51% during the past six months. As I mentioned previously, the slowing economy prompted the Federal Reserve Board to aggressively cut interest rates, bringing them down to their lowest level since the early 1990s. As interest rates fell, most bond yields declined and their prices rose. Corporates led all categories, helped by brisk demand from investors looking to reallocate their portfolios away from underperforming equities. Despite the threat of too much supply, agencies rallied behind reduced political risk surrounding government-sponsored enterprises and brisk demand from foreign investors looking to benefit from the strong U.S. dollar. Mortgage securities performed well after it became clear that investors had pushed prices too low, and the recognition that mortgage rates remained stubbornly high in the face of a weak economy.

Q. What's your outlook?

A. In light of the recent events that took place in New York City, at the Pentagon and in Pennsylvania shortly after the end of the period, it is too soon to know the market's short-term reaction, or the long-term impact these events will have on the economy. We do know that the strength and efficiency of the U.S. financial system, and of those abroad, remain fully intact. Investors should feel confident that the financial markets will continue to operate in an orderly, efficient and liquid manner, even under the harshest of circumstances, and that their best course of action is maintaining a disciplined, long-term investment plan.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total return by investing in a combination of four Fidelity stock and bond index funds

Fund number: 355

Trading symbol: FFNOX

Start date: June 29, 1999

Size: as of August 31, 2001, more than $291 million

Manager: Jennifer Farrelly, since inception; manager, various structured portfolios for Fidelity Management Trust Company; various Fidelity and Spartan domestic equity index funds, 1994-1997; joined Fidelity in 1988

Semiannual Report

Investment Changes

Fund Holdings as of August 31, 2001
	% of fund's investments	% of fund's investments 6 months ago	Targeted investment allocation
Spartan® 500 Index Fund	53.8%	54.2%	55.0%
Spartan Extended Market Index Fund	14.9	14.3	15.0
Spartan International Index Fund	15.3	15.0	15.0
Fidelity U.S. Bond Index Fund	15.9	16.4	15.0
Cash Equivalents	0.1	0.1	0.0
	100.0%	100.0%	100.0%
Asset Allocation (% of fund's investments)
As of August 31, 2001	As of February 28, 2001
Domestic Equity Funds 68.7%	Domestic Equity Funds 68.5%
International Equity Funds 15.3%	International Equity Funds 15.0%
Investment Grade Fixed-Income Funds 15.9%	Investment Grade Fixed-Income Funds 16.4%
Cash Equivalents 0.1%	Cash Equivalents 0.1%

Semiannual Report

Investments August 31, 2001

(Unaudited)

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 84.0%
	Shares	Value (Note 1)
Domestic Equity Funds - 68.7%
Spartan 500 Index Fund	2,005,919	$ 156,963,159
Spartan Extended Market Index Fund	1,894,130	43,413,468
TOTAL DOMESTIC EQUITY FUNDS		200,376,627
International Equity Funds - 15.3%
Spartan International Index Fund	1,718,623	44,649,824
TOTAL EQUITY FUNDS (Cost $304,638,031)		245,026,451
Fixed-Income Funds - 15.9%

Investment Grade Fixed-Income Funds - 15.9%
Fidelity U.S. Bond Index Fund (Cost $43,724,851)	4,271,856	46,435,077
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.65%, dated 8/31/01 due 9/4/01 (Cost $154,000)	$ 154,063	154,000
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $348,516,882)		$ 291,615,528
Other Information
Purchases and redemptions of the underlying fund shares aggregated $29,837,449 and $33,838,509, respectively.
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $349,811,966. Net unrealized depreciation aggregated $58,196,438, of which $3,670,174 related to appreciated investment securities and $61,866,612 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $154,000) (cost $348,516,882) - See accompanying schedule		$ 291,615,528
Cash		79
Receivable for underlying fund shares sold		570,547
Receivable for Four-in-One Index Fund shares sold		219,959
Dividends receivable		213,017
Total assets		292,619,130
Liabilities
Payable for underlying fund shares purchased	$ 219,965
Payable for Four-in-One Index Fund shares redeemed	938,613
Accrued management fee	15,222
Total liabilities		1,173,800
Net Assets		$ 291,445,330
Net Assets consist of:
Paid in capital		$ 348,120,973
Undistributed net investment income		1,876,795
Accumulated undistributed net realized gain (loss) on investments		(1,651,084)
Net unrealized appreciation (depreciation) on investments		(56,901,354)
Net Assets, for 13,208,654 shares outstanding		$ 291,445,330
Net Asset Value, offering price and redemption price per share ($291,445,330 ÷ 13,208,654 shares)		$22.06

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Income distributions from underlying funds		$ 2,043,562
Interest		2,172
Total income		2,045,734
Expenses
Management fee	$ 157,810
Non-interested trustees' compensation	546
Interest	370
Total expenses before reductions	158,726
Expense reductions	(39,545)	119,181
Net investment income		1,926,553
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(1,177,586)
Capital gain distributions from underlying funds	738,126	(439,460)
Change in net unrealized appreciation (depreciation) on investment securities		(21,411,845)
Net gain (loss)		(21,851,305)
Net increase (decrease) in net assets resulting from operations		$ (19,924,752)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,926,553	$ 6,128,326
Net realized gain (loss)	(439,460)	2,086,878
Change in net unrealized appreciation (depreciation)	(21,411,845)	(45,841,805)
Net increase (decrease) in net assets resulting from operations	(19,924,752)	(37,626,601)
Distributions to shareholders From net investment income	(672,260)	(6,542,351)
In excess of net investment income	-	(852,860)
From net realized gain	(403,353)	(1,269,882)
Total distributions	(1,075,613)	(8,665,093)
Share transactions Net proceeds from sales of Four-in-One Index Fund shares	39,422,204	144,497,984
Reinvestment of distributions	1,026,107	8,195,586
Cost of Four-in-One Index Fund shares redeemed	(46,036,092)	(103,331,120)
Net increase (decrease) in net assets resulting from share transactions	(5,587,781)	49,362,450
Total increase (decrease) in net assets	(26,588,146)	3,070,756
Net Assets
Beginning of period	318,033,476	314,962,720
End of period (including undistributed net investment income of $1,876,795 and $988,166, respectively)	$ 291,445,330	$ 318,033,476
Other Information Shares
Sold	1,713,262	5,370,538
Issued in reinvestment of distributions	47,113	324,160
Redeemed	(2,006,804)	(3,874,888)
Net increase (decrease)	(246,429)	1,819,810

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
	(Unaudited)	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 23.64	$ 27.07	$ 25.00
Income from Investment Operations
Net investment income D	.14	.47	.37
Net realized and unrealized gain (loss)	(1.64)	(3.23)	1.94
Total from investment operations	(1.50)	(2.76)	2.31
Less Distributions
From net investment income	(.05)	(.50)	(.24)
In excess of net investment income	-	(.07)	-
From net realized gain	(.03)	(.10)	-
Total distributions	(.08)	(.67)	(.24)
Net asset value, end of period	$ 22.06	$ 23.64	$ 27.07
Total Return B, C	(6.34)%	(10.35)%	9.24%
Ratios to Average Net Assets (amounts do not include the activity of the underlying funds)
Expenses before expense reductions	.10% A	.10%	.10% A
Expenses net of voluntary waivers, if any	.08% A	.08%	.08% A
Expenses net of all reductions	.08% A	.08%	.08% A
Net investment income	1.21% A	1.77%	2.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,445	$ 318,033	$ 314,963
Portfolio turnover rate	19% A	23%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period June 29, 1999 (commencement of operations) to February 29, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended August 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Four-in-One Index Fund (the fund) is a fund of Fidelity Oxford Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The fund primarily invests in a combination of Fidelity index funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Prior to May 1st, 2001, the underlying Fidelity stock index funds were sub-advised by Bankers Trust Company (Bankers Trust). Effective May 1, 2001, Deutsche Asset Management, Inc. (DAMI) began serving as sub-advisor of the underlying Fidelity stock index funds. Bankers Trust and DAMI are both wholly owned indirect subsidiaries of Deutsche Bank AG. All personnel employed by DAMI in managing the underlying Fidelity stock index funds were employed by Bankers Trust in substantially the same capacity.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee , which is paid to the fund, is then paid to the underlying funds with short-term trading fees. For the period, the fund received $21,025, of which $10,757, $4,401, and $5,867 was paid to Spartan 500 Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund, respectively.

Security Transactions. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and redemptions of the Underlying Funds' shares is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. The fund pays a management fee to Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR. Strategic Advisers receives a fee that is computed daily at an annual rate of .10% of the fund's average net assets. The management fee paid to Strategic Advisers by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the fund. Pursuant to this agreement, FMR pays all expenses of the fund, except the compensation of the non-interested trustees and certain exceptions such as interest, taxes, brokerage commissions, and extraordinary expenses. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the fund. For the services under the agreement, Strategic Advisers pays FMR a monthly administration fee equal to the management fee received by Strategic Advisers, minus an amount equal to an annual rate of .02% of the fund's average net assets.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .08% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the fund's expenses by $39,524.

In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $21.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Jennifer G. Farrelly, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Paul S. Maloney, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Bank of New York
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IDV-SANN-1001 146240
1.728266.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com